UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Eleven Madison Avenue
24th Floor
New York, New York 10010
(800) 293-1232

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on February 13, 2008

TO THE SHAREHOLDERS OF
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of The Emerging Markets Telecommunications Fund, Inc. (AMEX: ETF) (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC ("Credit Suisse"), Eleven Madison Avenue, 24th Floor, New York, New York 10010, on Wednesday, February 13, 2008 commencing at 3:00 p.m., New York time.

The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

(1)  To elect two (2) Directors of the Fund.

This item is discussed in greater detail in the attached proxy statement. The close of business on December 21, 2007 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting.

This notice and related proxy material are first being mailed on or about December 28, 2007.

By Order of the Board of Directors,

  J. KEVIN GAO

  Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: December 28, 2007
New York, New York

(This page has been left blank intentionally.)

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Eleven Madison Avenue
24th Floor
New York, New York 10010

Proxy Statement for the
Annual Meeting of Shareholders
To Be Held on Wednesday, February 13, 2008

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Credit Suisse Asset Management, LLC ("Credit Suisse"), Eleven Madison Avenue, 24th Floor, New York, New York 10010 on Wednesday, February 13, 2008 (commencing at 3:00 p.m. New York time) and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Credit Suisse, the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund ("Bear Stearns"), or The Altman Group, Inc. ("Altman Group"), a professional proxy solicitation firm that has been retained by the Fund for a fee not to exceed $1,000 plus all reasonable out of pocket expenses (e.g., shareholder telephone calls) incurred on behalf of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment to Altman Group for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement and accompanying Proxy are expected to be mailed to shareholders on or about December 28, 2007.

The principal executive office of the Fund and Credit Suisse is Eleven Madison Avenue, 24th Floor, New York, New York 10010. The principal executive office of Bear Stearns is 383 Madison Avenue, 23rd Floor, New York, New York 10179. Credit Suisse Asset Management Limited, located at One Cabot Square, London, U.K., E14 4QJ, serves as investment sub-adviser to the Fund.

The Fund's Annual Report containing audited financial statements for the fiscal year ended October 31, 2007 is being furnished to all shareholders of the Fund along with this Proxy Statement in a combined mailing. It is not to be regarded as proxy-soliciting material.

Only shareholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. Shareholders who wish to vote in person at the Meeting must comply with all applicable conditions.

If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" the election of the Fund's nominees for Director. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of The Emerging Markets Telecommunications

Fund, Inc., c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 24th Floor, New York, New York 10010) or in person at the Meeting by executing a superseding Proxy or by submitting a notice of revocation.

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Credit Suisse and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

The election of a Director requires that the successful candidate receive a plurality of votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposal 1.

The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, December 21, 2007, there were 8,550,146 Shares issued and outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

In order that your Shares may be represented at the Meeting, you are requested to:

—indicate your instructions on the Proxy;

—date and sign the Proxy;

—mail the Proxy promptly in the enclosed envelope; and

—allow sufficient time for the Proxy to be received and processed on or before 3:00 p.m. on February 13, 2008.

PROPOSAL 1: ELECTION OF DIRECTORS

The only proposal to be submitted at the Meeting will be the election of two (2) Directors of the Fund to hold office for the term set forth below and until their respective successors are elected and qualified.

The Board of Directors (the "Board") is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

Martin Torino and Lawrence Haber have each been nominated for election to the Board of Directors for a three-year term expiring at the 2011 annual meeting of shareholders.

If elected to the Board of Directors, each nominee will serve until his term expires and until his successor is elected and duly qualified.

Messrs. Torino and Haber have each indicated an intention to continue to serve if elected and have each consented to being named in this Proxy Statement.

The following tables set forth certain information regarding the nominees for election to the Board, Directors whose terms of office continue beyond the Meeting, and the officers of the Fund. The current terms of office of the Fund's officers will end at the Board of Directors' meeting next following the Meeting.

Name, Address, and Date of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Portfolio Complex Overseen By Director	Other Directorships Held By Director or Nominee for Director
Non-Interested Nominee for Director:

Martin M. Torino c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 08/14/49	Director; Nominating and Audit Committee Member	Since 1993; current term ends at the 2008 annual meeting	Chief Executive Officer and Director of Celsur Logistica S.A. (Logistics) since 2002; Chairman of the Board of Ingenio y Refineria San Martin Del Tabacal S.A. (sugar refinery) from August 1996 to 2000	3	None

Name, Address, and Date of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Portfolio Complex Overseen By Director	Other Directorships Held By Director or Nominee for Director
Interested Nominee for Director:

Lawrence Haber[1] Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 6/27/51	Director; Chief Executive Officer and President since 2007	Since 2006; current term ends at the 2008 annual meeting	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003; Officer of other Credit Suisse Funds	7	None

Non-Interested Directors:

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Chairman of the Board; Nominating Committee Chairman and Audit Committee Member	Since 1996; Chairman since 2005; current term ends at the 2010 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	36	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

  1  Mr. Haber is an "interested person" of the Fund (as defined in the Investment Company Act of 1940 ("1940 Act")) by virtue of his current position as an officer of Credit Suisse.

Name, Address, and Date of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Portfolio Complex Overseen By Director	Other Directorships Held By Director or Nominee for Director
James J. Cattano c/o Primary Resources, Inc. 5100 Tamiami Trail N. Naples, FL 34103 Date of Birth: 06/24/43	Director; Nominating Committee Member and Audit Committee Chairman	Since 1993; current term ends at the 2010 annual meeting	President, Primary Resources Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996	7	None

Walter Eberstadt Lazard Freres & Co. 30 Rockefeller Plaza New York, NY 10020 Date of Birth: 07/15/21	Director; Nominating and Audit Committee Member	Since 2005; current term ends at the 2009 annual meeting	Limited Managing Director in Lazard Freres & Co. since 1969	1	None

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue, 29th Floor New York, New York 10022 Date of Birth: 07/10/48	Director; Nominating and Audit Committee Member	Since 2006; current term ends at the 2009 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present	36	Director of iCAD, Inc. (surgical & medical instruments & apparatus company); Director of Presstek, Inc. (a digital imaging technologies company); Director of Wood Resources, LLC (a plywood manufacturing company)

OFFICERS

Name, Address, and Date of Birth	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Neil Gregson c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 05/10/62	Chief Investment Officer	Since 2005	Managing Director of Credit Suisse Asset Management Limited ("CSAML"); Associated with CSAML since 1990

Name, Address, and Date of Birth	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Parr c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 06/13/60	Investment Officer	Since 2007	Director of CSAML; Associated with CSAML since 2001

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since 1993	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Senior Vice President, Chief Legal Officer and Secretary	Senior Vice President and Secretary since 2004; Chief Legal Officer since 2006	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 1999	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Credit Suisse Family of Closed-End Investment Companies (as defined below) beneficially owned by each Director.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund*(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Credit Suisse Family of Investment Companies*(1)(3)
Non-Interested Nominee for Director:
Martin M. Torino	D	E
Interested Nominee for Director:
Lawrence Haber	C	E
Non-Interested Directors:
Enrique R. Arzac	D	E
James J. Cattano	D	E
Walter Eberstadt	D	D
Steven N. Rappaport	C	E

*  Key to Dollar Ranges:

A.  None

B.  $1 - $10,000

C.  $10,001 - $50,000

D.  $50,001 - $100,000

E.  over $100,000

(1)  This information has been furnished by each Director as of November 30, 2007. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 (the "1934 Act").

(2)  The Fund's Directors and Officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.

(3)  "Credit Suisse Family of Investment Companies" means those registered investment companies that share Credit Suisse as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of November 30, 2007, neither the non-interested nominees for election to the Board of the Fund, nor the other non-interested Directors nor their immediate family members owned beneficially or of record any class of securities in Credit Suisse or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse.

During the fiscal year ended October 31, 2007, each Director who was not a director, officer, partner, co-partner or employee of Credit Suisse, the Administrator or any affiliate thereof, received an annual fee of $10,800 and $1,000 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Fund's Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended October 31, 2007 to all such unaffiliated Directors was $91,500. The Independent Chairman receives an additional annual fee of $4,000 and the Audit Committee Chairman receives an additional annual fee of $2,000. Each Director entitled to a fee from the Fund currently receives fifty percent of his annual fee in the form of Fund shares purchased by the Fund's transfer agent in the open market on his behalf. The Directors have approved a compensation plan that permits each Director entitled to receive a fee from the Fund to elect to receive either fifty percent or one hundred percent of his annual fee in the form of Fund shares issued by the Fund.

During the fiscal year ended October 31, 2007, the Board convened five times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director.

Messrs. Arzac, Cattano, Eberstadt, Rappaport and Torino constitute the Fund's Audit Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the American Stock Exchange (the "AMEX")). The Audit Committee convened four times during the fiscal year ended October 31, 2007. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

Messrs. Arzac, Cattano, Eberstadt, Rappaport and Torino constitute the Fund's Nominating Committee, which is composed of Directors who are non-interested Directors of the Fund and who are independent (as such term is defined by the listing standards of the AMEX). The Nominating Committee met four times during the fiscal year ended October 31, 2007. At a meeting of the Nominating Committee held on November 15, 2007, the Nominating Committee nominated each of Messrs. Torino and Haber for a three-year term. The Nominating Committee selects and nominates new Directors. The Board has adopted a Nominating Committee Charter (a copy of which was included as Appendix A to the Fund's proxy statement dated December 29, 2006). In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010. Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act, and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards.

The Fund does not have a Compensation Committee.

OTHER BOARD-RELATED MATTERS

Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

AUDIT COMMITTEE REPORT

Pursuant to the Audit Committee Charter adopted by the Board (a copy of which was included as Appendix B to the Fund's proxy statement dated December 29, 2006), the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm and overseeing the Fund's internal controls. The Fund's Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by the Fund's independent registered public accounting firm to the Fund and to Credit Suisse and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The Audit Committee has met with the Fund's management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended October 31, 2007. The Audit Committee has also met with the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), and discussed with them certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by the SEC's independence rules delineating relationships between PwC and the Fund and the impact that any such relationships may have on the objectivity and independence of PwC. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to Credit Suisse is compatible with maintaining PwC's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2007 Annual Report to Shareholders for the fiscal year ended October 31, 2007 and be mailed to shareholders and filed with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on, and makes no independent verification of, the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Submitted by the Audit Committee of the Fund's Board of Directors

Enrique R. Arzac

James J. Cattano

Walter Eberstadt

Steven N. Rappaport

Martin M. Torino

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on November 15, 2007, the Fund's Audit Committee approved the selection of PwC as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2008. PwC has been the Fund's independent registered public accounting firm since the Fund commenced operations, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

The information in the table below is provided for services rendered to the Fund by PwC for the Fund's fiscal years ended October 31, 2006 and 2007.

	2006	2007
Audit Fees	$50,800	$52,300
Audit-Related Fees[1]	$3,250	$3,340
Tax Fees[2]	$8,100	$8,345
All Other Fees	$—	$—
Total	$62,145	$63,985

1  Services include agreed-upon procedures in connection with the Fund's semi-annual financial statements ($3,250 in 2006 and $3,340 in 2007).

2  Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit Committee, and the Chairperson shall report to the Audit Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than Credit Suisse or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate fees billed by PwC for non-audit services rendered to the fund, Credit Suisse or Covered Service Providers for the fiscal years ended October 31, 2006 and October 31, 2007 were $0 and $0, respectively.

COMPENSATION

The following table shows certain compensation information for the Directors for the fiscal year ended October 31, 2007. All officers of the Fund are employees of and are compensated by Credit Suisse. None of the Fund's executive officers or directors who are also officers or directors of Credit Suisse received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

Name of Director or Nominee	Aggregate Compensation From the Fund	Total Compensation From Fund and Fund Complex Paid To Director or Nominee[1]
Non-Interested Nominee for Director:
Martin M. Torino	$15,800	$47,400
Interested Nominee for Director:
Lawrence Haber	-0-	-0-
Non-Interested Directors:[2]
Enrique R. Arzac	$19,800	$238,700
James J. Cattano	$17,800	$116,000
Walter Eberstadt	$15,800	$15,800
Steven N. Rappaport	$15,800	$228,200

1    36 funds comprise the Fund complex. See the "Directors" table for the number of funds each Director serves.

2    Phillip Goldstein served as a Director until May 31, 2007 and received $12,500 in aggregate compensation from the Fund and $25,000 in total compensation from the Fund and Fund Complex.

THE FUND'S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE FUND'S NOMINEES FOR DIRECTOR

ADDITIONAL INFORMATION

Beneficial Owners

The following table shows (1) certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of the Fund because they possessed or shared voting or investment power with respect to the shares and (2) the percentage and number of shares of the Fund beneficially owned by all Directors and officers of the Fund as a group:

Name And Address	Number Of Shares Beneficially Owned	Percent Of Shares
Phillip Goldstein*[1] 60 Heritage Drive Pleasantville, NY 10570	637,786	7.41%
Lazard Freres & Co., LLC** 30 Rockefeller Plaza New York, NY 10112	2,356,443	27.30%

  *   As stated in Schedule 13D filed with the SEC on June 15, 2007.

  **   As stated in Schedule 13D filed with the SEC on March 28, 2007.

  1   Mr. Goldstein served as a Director of the Fund until May 31, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

Based solely upon its review of the copies of such forms and written representations received by it, the Fund believes that, for the fiscal year ended October 31, 2007, all filing requirements applicable to such persons were complied with.

SHAREHOLDER PROPOSALS

Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2009 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than November 17, 2008. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of at least $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (by certified mail being recommended) and received at, The Emerging Markets Telecommunications Fund, Inc. c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 24th Floor, New York, New York 10010 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2009 annual meeting of shareholders not included in the proxy statement and form of proxy that are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Other Business

Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

THE EMERGING MARKETS

TELECOMMUNICATIONS

FUND, INC.

February 13, 2008

002CS-12818

The Emerging Markets Telecommunications Fund, Inc.

000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext

000004
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1	XXXXXXXXXXXXXX
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed.

1. Election of Directors:		For	Withhold		For	Withhold

	01 - Martin Torino	☐	☐	02 - Lawrence Haber	☐	☐
	(three-year term)			(three-year term)

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

C 1234567890	J NT	1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
3 0 A P	C O Y # # #

<STOCK#>                 00NPJB

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy

The Emerging Markets Telecommunications Fund, Inc.

Eleven Madison Avenue

24th Floor

New York, New York 10010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

The undersigned hereby appoints J. Kevin Gao and Karen Regan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated below and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Emerging Markets Telecommunications Fund, Inc. (the “Fund”) that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at the offices of Credit Suisse Asset Management LLC, Eleven Madison Avenue, 24th Floor, New York, New York 10010, on February 13, 2008 at 3:00 p.m., New York time.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominees for Director named above.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF.

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

SEE REVERSE		SEE REVERSE
SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SIDE